                                                                      EXHIBIT 20


            Volkswagen Credit Auto Master Owner Trust, Series

                                     2000-1
--------------------------------------------------------------------------------

                  Distribution Date Statement: October 20,2000

      a. Aggregate Amount of Collections                                                    $367,317,942.84
         Aggregate Amount of Non-Principal Collections                                        $4,934,514.29
         Aggregate Amount of Principal Collections                                          $362,383,428.55
         Pool Balance                                                                       $628,833,720.91
         Residual Participation Amount                                                      $128,833,720.91
         Excess Funding Account                                                                       $0.00

      b. Series Allocation Percentage                                                               100.00%
         Floating Allocation Percentage                                                              79.51%
         Principal Allocation Percentage                                                                N/A

      c. Total Amount Distributed on Series 2000-1                                            $2,824,479.17

      d. Amount of Such Distribution Allocable to Principal on 2000-1                                 $0.00

      e. Amount of Such Distribution Allocable to Interest on 2000-1                          $2,824,479.17

      f. Noteholder Default Amount                                                                    $0.00

      g. Required Subordinated Draw Amount                                                            $0.00

      h. Noteholder Charge Offs                                                                       $0.00
         Amounts of Reimbursements                                                                    $0.00

      i. Monthly Servicing Fee                                                                  $524,028.10
         Noteholder Monthly Servicing Fee                                                       $416,666.67

      j. Controlled Deposit Amount                                                                    $0.00

      k. Series 2000-1 Invested Amount at end of period (Gross)                             $500,000,000.00
         Outstanding Principal Balance                                                      $500,000,000.00

      l. Available Subordinated Amount                                                       $82,284,009.53

      m. Carry-over Amount                                                                            $0.00

      n. Reserve Account Balance                                                              $1,750,000.00

      o. Principal Funding Account Balance                                                            $0.00
         Yield Supplement Account Balance                                                     $1,750,000.00


VW CREDIT, INC. -- SERVICER                                               Page 1
19-Oct-00


            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                 Monthly Servicer Report Input and Summary Page
                 ----------------------------------------------


  TRANSACTION SUMMARY
  -------------------
                                                                 From                To       Days
                                                                 ----                --       ----
  Current Interest Period                                     9/20/2000          10/19/2000    30

  Series Allocation Percentage                                         100.00%
  Initial Principal Balance                                    $500,000,000.00
  Outstanding Principal Balance                                $500,000,000.00
  Principal Balance of Receivables for Determination Date      $628,123,197.34
  Amount Invested in Receivables on Series Issuance Date       $500,000,000.00
  Initial Invested Amount                                      $500,000,000.00
  Invested Amount at the Beginning of Period                   $500,000,000.00
  Series 2000-1 Invested Amount at End of Period (Gross)       $500,000,000.00
  Required Subordinated Amount                                  $82,284,009.53
  Excess Funding Account                                                 $0.00
  Series 2000-1 Invested Amount at End of Period (net          $500,000,000.00
  of EFA)
  Available Subordinated Amount (previous period)               $56,209,601.50
  Incremental Subordinated Amount (previous period)             $29,233,927.48

  RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT
  --------------------------------------------

  Yield Supplement Account Initial Deposit                       $1,750,000.00
  Yield Supplement Account Beginning Balance                     $1,750,000.00
  Yield Supplement Account Required Amount                       $1,750,000.00

  Reserve Account Initial Deposit                                $1,750,000.00
  Reserve Account Required Amount                                $1,750,000.00
  Reserve Account Beginning Balance                              $1,750,000.00

  Outstanding Carryover Amount - Beginning Balance                       $0.00
  Withdrawal from Yield Supplement Account                               $0.00
  Outstanding Carryover Amount - Ending Balance                          $0.00
  Yield Supplement Account Balance - Ending Balance              $1,750,000.00
  Yield Supplement Account Deposit Amount                                $0.00

  Withdrawal from Reserve Account                                        $0.00
  Reserve Account Ending Balance                                 $1,750,000.00
  Reserve Account  Deposit Amount                                        $0.00

  1-month LIBOR Rate (annualized)                                   6.6237500%
  Certificate Coupon (annualized)                                      6.7788%
  Prime Rate (annualized)                                           9.5000000%
  Servicing Fee Rate (annualized)                                       1.000%
  Excess Spread                                                     2.0612500%

  TRUST PRINCIPAL RECEIVABLES
  ---------------------------

  Pool Balance at the Beginning of Period                      $631,780,647.03
  Pool Balance at the Ending of Period                         $628,833,720.91
  Average Aggregate Principal Balance                          $630,307,183.97
  Aggregate Principal Collections                              $362,383,428.55
  New Principal Receivables                                    $359,064,265.36
  Receivables Added for Additional Accounts                              $0.00
  Noteholder Default Amount                                              $0.00
  Net Losses                                                             $0.00
  Noteholder Charge-offs                                                 $0.00
  Miscellaneous Paymnets (Adjustments and Transfer                       $0.00
  deposit amounts)
  Non-Principal Collections & Inv. Proceeds treated as                   $0.00
  Available Noteholder Principal Collections
  Monthly Interest Accrued, but not paid                                 $0.00
  Ineligible Receivables                                                 $0.00
  Excess Funding Account at Date of Determination                        $0.00
  Defaulted Receivables in Ineligible and Overconc.                      $0.00
  Accounts
  MISCELLANEOUS DATA
  Recoveries on Receivables Written Off                                  $0.00
  Spread Over Prime for Portfolio                                        0.34%
  Weighted Average Interest Rate                                         9.84%
  Previously waived Monthly Servicing Fee                                $0.00



PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
--------------------------------------------------
Net losses as a % of Avg. Receivables Balance (annualized)               0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
-----------------------------------
Used Vehicle Receivables' Balance                               $34,544,311.85
Used Vehicle Percentage                                                 5.493%
Used Vehicle Percentage During Last Collection Period                   5.388%
Early Amortization Event?                                        NO
Largest Dealer or Dealer Affiliation Balance                    $28,496,694.14
Largest Dealer Percentage                                               4.511%

Aggregate Principal Amount of Receivables of Dealers over 2%    $39,407,951.21



SUMMARY OF COLLECTIONS
----------------------
Aggregate Amount of Collections                                $367,317,942.84
Aggregate Amount of Non-principal Collections
   (including insurance                                          $4,934,514.29
proceeds & rebates)
Investment Proceeds
                                                                  $18,597.76
Aggregate Amount of Principal Collections                      $362,383,428.55
Asset Receivables Rate                                                  8.184%
Use Asset Receivables Rate?                                    NO
Carryover Amount (this Distribution Date)                                  N/A


PAYMENT RATE INFORMATION
------------------------
Monthly Payment Rate                                           57.49%
Previous Collection Period Monthly Payment Rate                70.75%
Monthly Payment Rate 2 collection periods ago                  53.41%
3-month Average Payment Rate                                   60.55%
Early Amortization Event?                                        NO


ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
---------------------------------------------
Extend Revolving Period?                                         YES
Last Day of Revolving Period                                     N/A
Invested Amount as of Last Day of Revolving Period               N/A
Accumulation Period Length (months)                              N/A
First Accumulation Date                                    TO BE DETERMINED
Expected Final Payment Date                                      N/A
Required Participation Percentage                              104.00%
Principal Funding Account Balance                                        $0.00
Principal Payment Amount                                                 $0.00
Controlled Accumulation Amount                                           $0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 2000-1
-----------------------------------------
Noteholders
1.  Monthly Noteholder Interest Distribution                     $2,824,479.17
2.  Noteholder Monthly Servicing Fee Distribution                  $416,666.67
3.  Reserve Account Deposit Amount Distribution                          $0.00
4.  Noteholder Default Amount Distribution                               $0.00
5A  Unreimbursed Noteholder Charge-offs (net of Series Allocable         $0.00
    Misc. Pmts)
5B. Reinstate reductions in Series 2000-1 Available Subord. Amount       $0.00

6. Outstanding Carryover Amount Distribution                             $0.00
7. Yield Supplement Account Deposit Amount Distribution                  $0.00
8. Previuosly waived Monthly Servicing Fee Distribution                  $0.00
                                                                         -----
            Excess Servicing                                       $682,398.76

DEFICIENCY AMOUNT
-----------------
Deficiency Amount                                                        $0.00
Required Subordinated Draw Amount                                        $0.00
EXCESS FUNDING ACCOUNT
----------------------
Withdrawals to purchase Receivables (Since Issuance Date)                $0.00
Additions in connection with a reduction in Receivables                  $0.00
Transfers to Principal Funding Account                                   $0.00

VW CREDIT, INC. -- SERVICER                                               Page 2
19-Oct-00

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1
            --------------------------------------------------------

                                     Summary
                                     -------

                    Collections                   Accrual          Distribution
                  -----------------         --------------------  --------------
From:                    20-Sep-00
To:                      19-Oct-00
Days:                           30

   LIBOR Rate           6.6237500%
    (1 month)

Series #                 1     Active
VCI Rating:             N/A


               TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
               --------------------------------------------------


                               Series                                                Required        Required        Outstanding
 Series         Series       Allocation       Invested           Subordinated      Participation   Participation        Note
 Number          Name        Percentage        Amount               Amount          Percentage        Amount           Balance
 ------          ----        ----------        ------               ------          ----------        ------           -------
           Trust                             $500,000,000.00      $82,284,009.53        N/A         $602,284,009.53
         1 Series 2000-1      100.00%        $500,000,000.00      $82,284,009.53      104.00%       $602,284,009.53  $500,000,000.00

VW CREDIT, INC. -- SERVICER                                               Page 3
19-Oct-00

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                              SERVICING CERTIFICATE
                              ---------------------



INITIAL AMOUNTS                                                               EXCESS SPREAD CALCULATION
---------------                                                               -------------------------
Initial Invested Amount                                $500,000,000.00        Weighted Average Rate Charged to Dealers      9.840%
Invested Amount                                        $500,000,000.00        LIBOR                                         6.624%
Controlled Accumulation Amount                                   $0.00        Note Rate (LIBOR+15.5 b.p.)                   6.779%
Required Subordinated Amount                            $82,284,009.53        Servicing Fee Rate                            1.000%
Annualized Servicing Fee Rate                                    1.00%        Investor Net Losses                           0.000%
First Controlled Accumulation Date                 TO BE DETERMINED           Excess Spread                                 2.061%
Accumulation Period Length (months)                        N/A
Expected Final Payment Date                                N/A
Initial Settlement Date                                      10-Aug-00
Required Participation Percentage                              104.00%
Subordinated Percentage                                        9.5890%

SERIES 2000-1 MONTHLY REPORTING
-------------------------------


                                                      Series 2000-1                Invested          Subordinated           Funding
Principal Receivables                                     Total                     Amount              Amount               Amount
---------------------                                     -----                     ------              ------               ------
Series Allocation Percentage                             100.00%
Beginning Balance                                      $500,000,000.00           $500,000,000.00      $82,284,009.53          $0.00
  Floating Allocation Percentage                         79.51%                     79.51%
  Principal Allocation Percentage                          N/A                       N/A

Principal Collections                                  $362,383,428.55           $362,383,428.55                 N/A            N/A
New Principal Receivables                              $359,064,265.36           $359,064,265.36                 N/A            N/A
Principal Default Amounts                                        $0.00                     $0.00                 N/A            N/A
Receivables Added for Additional Accounts                        $0.00                     $0.00                 N/A            N/A
Controlled Deposit Amount                                        $0.00                       N/A                 N/A            N/A

"Pool Factor"                                                                      100.00000000%

Ending Balance                                         $500,000,000.00           $500,000,000.00      $82,284,009.53          $0.00
  Floating Allocation Percentage                         79.51%                     79.51%


Non-Principal Receivables
-------------------------

Non-Principal Collections                                $3,923,544.59
Recoveries on Receivables Written Off                            $0.00
Investment Proceeds                                         $18,597.76


VW CREDIT, INC. -- SERVICER                                               Page 4
19-Oct-00

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                              SERVICING CERTIFICATE
                              ---------------------

Subordinated Amount & Reserve Fund                                        Current                Previous
----------------------------------                                        -------                --------
Available Subordination Amount (Previous)                                 $56,209,601.50        $26,975,674.02
  Required Subordination Draw Amount                                               $0.00                 $0.00
  Reserve Account Funds to Noteholder Default Amount                               $0.00                 $0.00
Non-principal Collections & Inv. Proceeds treated as                               $0.00                 $0.00
                                                                                   -----                 -----
Available Noteholder Principal Collections
(1) Subtotal                                                              $56,209,601.50        $26,975,674.02
(2) Subordination Percentage* Series 2000-1 Invested                      $47,945,205.48        $47,945,205.48
    Amount

(a) lower of (1) or (2)                                                   $47,945,205.48        $26,975,674.02
(b) Incremental Subordinated Amount (previous period)                              $0.00                 $0.00
(c) Incremental Subordinated Amount                                       $34,338,804.05        $29,233,927.48
(d) Payments from Excess Funding Account to Residual                               $0.00                 $0.00
    Interestholder

Available Subordinated Amount                                             $82,284,009.53        $56,209,601.50

  Overconcentration Amount                                                $39,407,951.21        $33,706,709.06

Beginning Reserve Account Balance                                          $1,750,000.00         $1,750,000.00
Reserve Account Required Amount                                            $1,750,000.00         $1,750,000.00
Withdrawal from Reserve Account                                                    $0.00                 $0.00
Reserve Account Deposit Amount                                                     $0.00                 $0.00
Ending Reserve Account Balance                                             $1,750,000.00         $1,750,000.00

Required Non-Principal Distributions
------------------------------------

Available Non-Principal Collections                                        $4,934,514.29         $5,356,828.90
  Noteholder Non-Principal Collections                                     $3,923,544.59         $4,239,468.97
  Residual Interestholder Non-   Principal Collections                     $1,010,969.70         $1,117,359.93
Investment Proceeds                                                           $18,597.76            $11,145.40
Reserve Fund Balance                                                       $1,750,000.00         $1,750,000.00
                                                                           -------------         -------------
Total Non-Principal Available                                              $6,703,112.05         $7,117,974.30

Interest Shortfall                                                                 $0.00                 $0.00
Additional Interest                                                                $0.00                 $0.00
Carry-over Amount                                                                  $0.00                 $0.00
Carry-over Shortfall                                                               $0.00                 $0.00
Additional Interest on Carry-over Shortfall                                        $0.00                 $0.00

Monthly Servicing Fee                                                        $524,028.10           $526,483.87
Noteholder Monthly Servicing Fee                                             $416,666.67           $416,666.67